                                                                   EXHIBIT 10.26

                                                                  EXECUTION COPY


                       SECURITY AGREEMENT AND MORTGAGE  -
                             TRADEMARKS AND PATENTS


                 AGREEMENT made this 29th day of March, 1996 among AURORA ELECTRONICS GROUP, INC., a California corporation (the "Borrower"), AURORA ELECTRONICS, INC., a Delaware corporation ("Holdings"; Holdings and the Borrower are each sometimes referred to herein as a "Debtor" and collectively as the "Debtors"), each having an office at 2030 Main Street, Suite 1120, Irvine, California 92714, and CHEMICAL BANK, a New York banking corporation having an office at 633 Third Avenue, New York, New York 10017, as agent (referred to herein as the "Secured Party") for (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Debtors, the guarantors named therein (the "Guarantors"), the Lenders and the Secured Party (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit.

                 A. The Debtors have adopted the terms and designs described in Schedule A annexed hereto and made a part hereof.

                 B. The Debtors are the owners and holders of the patents listed on Schedule B hereto.

                 C. The Secured Party and the Lenders have agreed to extend Loans and certain other financial accommodations including, without limitation, the issuance of Letters of Credit to the Borrower pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Loans and of the Secured Party to issue Letters of Credit under the Credit Agreement is conditioned on the execution and delivery by the Debtors of a security agreement in the form hereof to secure the following: (i) the Obligations (including, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) Indebtedness at any time and from time to time under the Letters of Credit), (ii) all obligations of the Debtors at any time and from time to time under this Agreement and (iii) all obligations of the Debtors and the Guarantors at any time and from time to time under the Credit Agreement and the other Loan Documents (the foregoing being herein referred to as the "Secured Obligations").

                 NOW, THEREFORE, IT IS AGREED that, for and in consideration of the Loans and other financial accommodations to be made under the Credit Agreement, and other good and valuable consideration, the receipt of which is hereby acknowl-edged, and as collateral security for the full and prompt payment and performance of all Secured Obligations, as hereinafter defined, the Debtors do hereby mortgage to and pledge with the Secured Party for its own benefit and the benefit of the Lenders, and grant to the Secured Party a security interest in, all of its right, title and interest in and to (i) each of the Trademarks (as hereinafter defined), and the goodwill of the business symbolized by each of the Trademarks, all customer lists and other records of the Debtors relating to the distribution of products bearing the Trademarks and each of the registrations described in Schedule A; (ii) each of the Patents (as hereinafter defined) and each of the registrations listed on Schedule B hereto; and (iii) any and all proceeds of the foregoing, including, without limitation, any claims by the Debtors against third parties for infringement of the Trademarks or the Patents (collectively, the "Collateral").

                 1. Terms defined in the Credit Agreement and not otherwise defined herein, shall have the meaning set forth in the Credit Agreement. As used in this Agreement, unless the context otherwise requires:

                 "Patents" shall mean (i) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by a Debtor, including, but not limited to, those described in Schedule B annexed hereto and made a part hereof, and
(ii) all reissues, continuations, continuations-in-part, extensions or divisional thereof and all licenses thereof.

                 "Trademarks" shall mean (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by a Debtor, including, but not limited to, those described in Schedule A annexed hereto and made a part hereof, and (ii) all reissues, extensions or renewals thereof and all licenses thereof.





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
                 2. Each Debtor hereby represents, warrants, covenants and agrees as follows:

                 (a) Such Debtor has the sole, full and clear title to the registered U.S. Trademarks in which it is granting a security interest hereunder for the goods and services covered by the registrations thereof and such registrations are valid and subsisting and in full force and effect.

                 (b) Each Debtor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of Exhibits 1 and 2 hereof, respectively, reasonably requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement, and each Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Collateral signed only by the Secured Party.

                 (c) Each Debtor (either itself or through licensees) will continue to use its Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademarks in full force free from any claim of abandonment for nonuse and no Debtor will (nor will it permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, except to the extent that such Debtor, in the exercise in good faith of its commercially reasonable business judgment, decides in the ordinary course of business to discontinue the sale and/or production of particular products bearing any such Trademark.

                 (d) Such Debtor has the sole, full and clear title to each of the Patents shown on Schedule B hereto and the registrations thereof are valid and subsisting and in full force and effect. None of the Patents has been abandoned or dedicated, and, except to the extent that a Debtor, in the exercise in good faith of its commercially reasonable business judgment, decides that such Patent is no longer useful with respect to the business of such Debtor, no Debtor will do any act, or omit to do any act, whereby its Patents may become abandoned or dedicated and shall notify the Secured Party immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or dedicated.

                 (e) The Debtors will promptly pay the Secured Party for any and all reasonable sums, costs, and expenses which the Secured Party may pay or incur pursuant to the provisions of this Agreement or in enforcing the Secured Obligations, the Collateral or the security interest granted hereunder, including, but not limited to, all





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
filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees, all of which together with interest at the highest rate then payable on the Secured Obligations shall be part of the Secured Obligations and be payable on demand.

                 (f) In no event shall any Debtor, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof or (ii) file any assignment of any patent or trademark, which such Debtor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, unless such Debtor shall, on or prior to the date of such filing, notify the Secured Party thereof, and, upon request of the Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party's interest in such Patent or Trademark and the goodwill and general intangibles of such Debtor relating thereto or represented thereby, and each Debtor hereby constitutes the Secured Party its attorney-in- fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full.


                 (g) Each Debtor has the right and power to make the assignment and to grant the security interest herein granted; and the Collateral is not now, and at all times hereafter will not be, subject to any Liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except (x) Liens in favor of the Secured Party and (y) Liens of a type described in Section 7.01(c) of the Credit Agreement, and to the best knowledge of the Debtors none of the Collateral is subject to any claim.

                 (h) Except to the extent that the Secured Party, upon prior written notice from any Debtor, shall consent, no Debtor will assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein or in the Credit Agreement.

                 (i) As of the date hereof no Debtor nor any affiliate or subsidiary thereof owns any Patents or Trademarks or has any Patents or Trademarks registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other





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
country or any political subdivision thereof, other than those described in Schedules A and B hereto.

                 (j) Each Debtor will take all necessary steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks and Patents, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under paragraphs 2(c) and 2(d) hereof).

                 (k) Each Debtor assumes all responsibility and liability arising from the use of the Trademarks, and the Debtors hereby jointly and severally indemnify and hold the Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by any Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by such Debtor (or any affiliate or subsidiary thereof). Each Debtor agrees that the Secured Party does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any Debtor, and the Debtors hereby jointly and severally agree to indemnify and hold the Secured Party harmless with respect to any and all claims by any person relating thereto unless such claims shall be due to the gross negligence or wilful misconduct of the Secured Party as finally determined by a court of competent jurisdiction after the exhaustion of all possible appeals in respect of such determination (including by reason of lapse of time).

                 (l) The Secured Party may, in its sole discretion, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, defend, protect, maintain, record or enforce Debtor's obligations contained herein, the Secured Obligations, the Collateral, or the right, title and interest granted Secured Party herein, and which any Debtor fails to do or pay, and any such payment shall be deemed an advance by the Secured Party to the Debtors and shall be payable on demand together with interest at the highest rate then payable on the Secured Obligations.

                 (m) Each Debtor agrees that if it, or any subsidiary thereof, learns of any use by any person of any term or design reasonably likely to cause confusion with any Trademark, it shall promptly notify the Secured Party of such use and, if requested





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
by Secured Party, shall join with the Secured Party, at the Debtors' expense, in such action as the Secured Party, in its reasonable discretion may deem advisable for the protection of the Secured Party's interest in and to such Trademarks.

                 (n) All licenses of its Trademarks and Patents which the Debtors have granted to third parties are set forth in Schedule C hereto.

                 3. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies of the Secured Party, whether under law, the Credit Agreement or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, any Debtor, the Secured Party shall have the following rights and remedies: (a) the applicable Debtor shall not make any further use of the Patents or the Trademarks or any mark similar thereto for any purpose; provided, however, the applicable Debtor may use its Patents or Trademarks or other marks similar thereto for purposes related to the marketing, distributing or sale of inventory in the ordinary course of business (and under no circumstances shall any Debtor license, assign or otherwise dispose of any of its Patents or Trademarks) until notified by the Secured Party not to use such Patents, Trademarks or other marks similar thereto; (b) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to the applicable Debtor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents or Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine unless such license would violate existing licensing arrangements affecting such Patents and Trademarks; (c) the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Debtor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and each Debtor hereby releases the Secured Party from, and agrees to hold the Secured Party free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement;
(d) the Secured Party may, at any time and from time to time, upon 10 days' prior notice to the applicable Debtor, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem appropriate or proper; and (e) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to subparagraph 3(d) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 4 hereof (such authority becoming effective on the occurrence or continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of the applicable Debtor, one or more instruments of assignment of the Patents or Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Each Debtor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents or Trademarks, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Secured Obligations. The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all reasonable legal, travel and other expenses which may be incurred by the Secured Party, and then to the Secured Obligations, in such order as to principal or interest as the Secured Party may desire; and the Debtors shall remain jointly and severally liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Secured Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring the Secured Party to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, each Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks or Patents, and its customer lists and other records relating to the Trademarks or Patents and to the distribution of said products, to the Secured Party or its designee.

                 The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Secured Party as follows:

                 FIRST, to the Secured Party to reimburse the Secured Party for that portion of the payments, if any, made by it with respect to Letters of Credit for which a Lender, as a participant in such Letter of Credit pursuant to Section 2.18 of the Credit Agreement, failed to pay its pro rata share thereof as required pursuant to such Section 2.18;

                 SECOND, to the payment of all reasonable costs and expenses incurred by the Secured Party in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Party hereunder on behalf of the Debtors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                 THIRD, to the Secured Party to be held as cash collateral to the extent of the undrawn amount, if any, or outstanding Letters of Credit;





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
                 FOURTH, pro rata to the payment in full of principal and interest in respect of any Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Loans made by them pursuant to the Credit Agreement);

                 FIFTH, pro rata to the payment in full of all Secured Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Commitments); and

                 SIXTH, to the Debtors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                 4. Concurrently with the execution and delivery hereof, each Debtor is executing and delivering to the Secured Party, in the form of
Exhibit 3 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks and Patents pursuant to paragraphs 3(d) and (e) hereof and each Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party as finally determined by a court of competent jurisdiction after the exhaustion of all possible appeals in respect of such determination (including by reason of lapse of time).

                 5. In connection with the execution and delivery of this Agreement, each Debtor shall furnish or cause to be furnished to the Secured Party on or prior to the Closing Date a certificate, signed by a Responsible Officer of such Debtor dated the Closing Date, certifying that, as of the date of such certificate, all representations and warranties of such Debtor in paragraph 2 hereof are true and correct in all material respects and that such Debtor is in compliance with all conditions, agreements and covenants to be observed or performed hereunder.

                 6. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Secured Party and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.





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
                 7. All rights of the Secured Party hereunder, the grant of a security interest in the Collateral and all obligations of the Debtors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Debtor in respect of the Secured Obligations or in respect of this Agreement.

                 8. This Agreement shall terminate when (a) all the Secured Obligations have been fully and indefeasibly paid in cash, (b) the Lenders have no further commitment to make any Loans under the Credit Agreement, and (c) the Secured Party shall have no further obligation to issue any Letters of Credit, at which time the Agent shall reassign such of the Collateral (if any) as shall not have been sold hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Debtors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such reassignment shall be without recourse to or warranty by the Agent and at the expense of the Debtors.

                 9. Each Debtor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Secured Party may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Secured Party its rights and remedies hereunder.

                 10. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Debtor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge or encumber the Collateral, or any part thereof, or any cash or property held by the Secured Party as Collateral under this Agreement, except as contemplated by this Agreement or the Credit Agreement.

                 11. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPT





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
CONFLICTS OF LAWS PRINCIPLES THEREOF), EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                 12. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement.

                 13. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

                 14. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Debtors shall have been delivered to the Secured Party.

                 IN WITNESS WHEREOF, each Debtor and the Secured Party have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                        AURORA ELECTRONICS GROUP, INC.



                                        By _____________________________________
                                          Name: ________________________________
                                          Title: _______________________________



                                        AURORA ELECTRONICS, INC.



                                        By _____________________________________
                                          Name: ________________________________
                                          Title: _______________________________





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
                                        CHEMICAL BANK



                                        By _____________________________________
                                          Name: ________________________________
                                          Title: _______________________________





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
                        Schedule A to Security Agreement

                                   TRADEMARKS


Trademark                           Reg. Date                         Reg. No.
- ---------                           ---------                         --------





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
                        Schedule B to Security Agreement

                                    PATENTS


                                      Date
Title                                Issued                       Patent No.
- -----                                ------                       ----------

                        Schedule C to Security Agreement

                                    LICENSES





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
                                                                 Exhibit 1 to
                                                              Security Agreement


                            ASSIGNMENT FOR SECURITY

                                   (PATENTS)


                 WHEREAS, AURORA ELECTRONICS [GROUP], INC., a Delaware [California] corporation (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the "Patents");

                 WHEREAS, Assignor is obligated to CHEMICAL BANK, a New York banking corporation, as agent (referred to herein as the "Assignee") for (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Assignor, [Aurora Electronics Group, Inc.,] the guarantors named therein (the "Guarantors"), the Lenders and the Assignee (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit, and Assignor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Assignee; and

                 WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Agreement;

                 NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                 Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                 Assignee's address is 633 Third Avenue, New York, New York
10017.

                 IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of [ ], 19__.


                                        AURORA ELECTRONICS [GROUP], INC.



                                        By _____________________________________
                                          Name: ________________________________
                                          Title: _______________________________





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

                    SCHEDULE 1-A TO ASSIGNMENT FOR SECURITY

                                    PATENTS



Title                             Date Issued                       Patent No.
- -----                             -----------                       ----------





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
                                                                  Exhibit 2 to
                                                              Security Agreement



                            ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)


                 WHEREAS, AURORA ELECTRONICS [GROUP], INC., a Delaware [California] corporation (herein referred to as "Assignor"), has adopted, used and is using the trademarks listed on the annexed Schedule 2-A, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks");

                 WHEREAS, Assignor is obligated to CHEMICAL BANK, a New York banking corporation, as agent (referred to herein as the "Assignee") for (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among [the Assignor], [Aurora Electronics Group, Inc.,] the guarantors named therein (the "Guarantors"), the Lenders and the Assignee (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit, and Assignor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (the "Agreement") in favor of Assignee; and

                 WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Secured Obligations, as defined in the Agreement;

                 NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

                 Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                 Assignee's address is 633 Third Avenue, New York, New York
10017.

                 IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the ____ day of [ ], 19__.


                                        AURORA ELECTRONICS [GROUP], INC.



                                        By _____________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                    SCHEDULE 2-A TO ASSIGNMENT FOR SECURITY


                                   TRADEMARKS



Trademark                           Reg. Date                         Reg. No.
- ---------                           ---------                         --------

                                                               Exhibit 3 to
                                                            Security Agreement


                           SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


                 KNOW ALL MEN BY THESE PRESENTS, THAT AURORA ELECTRONICS [GROUP], INC., a Delaware [California] corporation with its principal office at
[                         ] (hereinafter called "Assignor") hereby appoints and
constitutes CHEMICAL BANK, a New York banking corporation, as agent (referred to herein as the "Assignee") for (i) the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) of the Credit Agreement dated as of the date hereof, among the Assignor, the guarantors named therein (the "Guarantors"), the Lenders and the Assignee (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and (ii) for itself as issuer of the Letters of Credit, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor:

                          1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                          2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                          3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

                 This power of attorney is made pursuant to a Security Agreement and Mortgage - Trademarks and Patents, dated the date hereof, between Assignor and Assignee and takes effect solely for the purposes of paragraphs 3(d) and (e) thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Secured Obligations" as defined in such Security Agreement and Mortgage - Trademarks and Patents.

Dated: __________, 19__

[Corporate Seal]


                                        AURORA ELECTRONICS [GROUP], INC.



                                        By _____________________________________
                                          Name: ________________________________
                                          Title: _______________________________

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )


                 On this         day of [     ], 19___, before me personally
appeared [                  ], to me known, who, being by me duly sworn, did
depose and say that he resides at
and that he is [          ] of [           ], the [Delaware] [California]
corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation, and that he signed his name thereto pursuant to such authority.



                                                _______________________________
                                                         Notary Public





                                       3